UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

GRIID Infrastructure Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39872	85-3477678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2577 Duck Creek Road
Cincinnati, Ohio		45212
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 513 268-6185

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRDI	Nasdaq Global Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GRDI-W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 30, 2024 (the “Closing Date”), CleanSpark, Inc., a Nevada corporation (“CleanSpark”), completed the previously announced acquisition of GRIID Infrastructure Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of June 26, 2024 (the “Merger Agreement”), by and among CleanSpark, Tron Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of CleanSpark (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Company, with the Company as the surviving corporation and a wholly owned subsidiary of CleanSpark (the “Merger”).

The Merger and the Merger Agreement were previously described in CleanSpark’s registration statement on Form S-4 (File No. 333-281313), filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2024, as amended on September 10, 2024 and declared effective on September 23, 2024, and the definitive proxy statement/prospectus of the Company, dated as of and filed with the SEC on September 23, 2024 (the “Proxy Statement”).

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (“GRIID Common Stock”), issued and outstanding immediately prior to the Effective Time, including each share underlying a GRIID restricted stock unit award or option to purchase shares of GRIID Common Stock pursuant to the terms described below, was canceled and automatically converted into the right to receive from CleanSpark 0.069593885 (the “Exchange Ratio”) of a fully paid and nonassessable share of CleanSpark’s common stock, par value $0.001 per share (the “CleanSpark Common Stock”).

Pursuant to the Merger Agreement, at the Effective Time:

•
each Company restricted stock unit award that was outstanding immediately prior to the Effective Time immediately vested with respect to 100% of the shares of GRIID Common Stock subject to such Company restricted stock unit award, which shares of GRIID Common Stock were converted into the right to receive the merger consideration with respect to each share of GRIID Common Stock. Further, each outstanding vested compensatory option to purchase a share of GRIID Common Stock was canceled and converted into the right to receive approximately 0.01 of a share of CleanSpark Common Stock, which is the number of shares equal to the quotient of (i) the product of (A) the excess, if any, of the Merger Consideration Value (as defined below) over the per share exercise price of the applicable option, multiplied by (B) the number of shares of GRIID Common Stock subject to such option immediately prior to the Effective Time, divided by (ii) $16.587, which represents the volume-weighted average price of CleanSpark Common Stock for the two consecutive trading days prior to the date of the Merger Agreement. Any Company options that had an exercise price per share of GRIID Common Stock that was equal to or greater than the Merger Consideration Value were canceled for no consideration; and
•
each outstanding and unexercised warrant (each, a “GRIID Warrant”) to purchase shares of GRIID Common Stock of the Company was converted into a warrant to purchase a number of shares of CleanSpark Common Stock (each, a “CleanSpark Warrant”), rounded down to the nearest whole share, that is equal to the product of (A) the number of shares of GRIID Common Stock subject to such GRIID Warrant as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio. The exercise price per share of CleanSpark Common Stock underlying such converted CleanSpark Warrant is equal to the quotient obtained by dividing (x) the per share exercise price applicable to such warrant immediately prior to the Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent. Each such CleanSpark Warrant is on the same terms and conditions as were applicable under such GRIID Warrant immediately prior to the Effective Time, except for such terms rendered inoperative by reason of the Merger or as otherwise set forth in the Merger Agreement or in the applicable warrant agreement with respect to such GRIID Warrant and subject to such adjustments as reasonably determined by CleanSpark and the Company to be necessary or appropriate to give effect to the conversion or the Merger.

The term “Merger Consideration Value” means the product of (x) the Exchange Ratio multiplied by (y) $16.587.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2024, as amended by the Company’s Current Report on Form 8-K/A filed with SEC on August 26, 2024, and incorporated herein by reference, and to the information contained in the Proxy Statement.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the NASDAQ Stock Market LLC (“Nasdaq”) of its intent to remove the GRIID Common Stock and GRIID Warrants that were publicly listed (the “GRIID Public Warrants”) from listing on Nasdaq and requested that Nasdaq (i) suspend trading of the GRIID Common Stock and GRIID Public Warrants on Nasdaq prior to the opening of trading on October 31, 2024 and (ii) file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the GRIID Common Stock and GRIID Public Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company intends to file a certification on Form 15 with the SEC suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the GRIID Common Stock and GRIID Public Warrants.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, holders of shares of GRIID Common Stock immediately prior to the Effective Time ceased to have any rights as common stockholders of the Company (other than the right to receive the merger consideration or as provided by law).

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of CleanSpark.

The information set forth in Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger (and not because of any disagreement with the Company), each of the following directors of the Company resigned as a member of the Company’s board of directors and any committees thereof as of the Effective Time:

•
James D. Kelly III;
•
Cristina Dolan
•
Sharmila Kassam
•
David L. Shrier
•
Neal Simmons
•
Sundar Subramaniam; and
•
Thomas J. Zaccagnino.

Additionally, each of the following officers of the Company and its subsidiaries were terminated as of the Effective Time:

•
James D. Kelly III, Chief Executive Officer;
•
Allan J. Wallander, Chief Financial Officer and Secretary;
•
Gerard F. King II, Chief Operating Officer
•
Michael W. Hamilton, Chief Research Officer;
•
Dwaine Alleyne, Chief Technology Officer; and
•
Alexander Fraser, General Counsel and Secretary.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time and pursuant to the terms of the Merger Agreement, (i) the Second Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be the certificate of incorporation attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference and (ii) the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the Bylaws of the Company and is attached as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 28, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting upon the following proposals set forth in the Proxy Statement: (i) to adopt the Merger Agreement (the “Merger Proposal”) and (ii) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal (the “Adjournment Proposal”).

There were 70,898,615 shares of GRIID Common Stock issued and outstanding as of September 20, 2024, the record date for the Special Meeting. At the Special Meeting, the holders of 60,348,384 shares of GRIID Common Stock were present or represented by proxy, representing approximately 85% of the total outstanding shares of GRIID Common Stock as of the record date, September 20, 2024, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of holders of a majority of the outstanding shares of the GRIID Common Stock entitled to vote thereon. The Merger Proposal was also approved by the holders of a majority of the outstanding shares of GRIID Common Stock not held by either Griid Holdings, LLC, a Delaware limited liability company, or James D. Kelly III. The Adjournment Proposal was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Proposal.

The following are the final voting results on the proposal considered and voted upon at the Special Meeting, which is more fully described in the Proxy Statement:

1. The Merger Proposal—To adopt the Merger Agreement:

Results of Aggregate Stockholders of GRIID Common Stock
For	Against	Abstain	Broker Non-Votes
60,284,423	63,638	323	0

Results of Minority Stockholders of GRIID Common Stock (Excludes Shares Held by Griid Holdings, LLC and James D. Kelly III)
For	Against	Abstain	Broker Non-Votes
30,697,721	63,638	323	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger, dated June 26, 2024, by and among GRIID Infrastructure Inc., CleanSpark, Inc. and Tron Merger Sub Inc. (incorporated by reference from Exhibit 2.1 to GRIID Infrastructure Inc.’s Current Report on Form 8-K filed with the SEC on July 2, 2024, as amended on August 26, 2024).

3.1	Amended and Restated Certificate of Incorporation of GRIID Infrastructure Inc.

3.2	Bylaws of GRIID Infrastructure Inc.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID INFRASTRUCTURE INC.

Date:	October 31, 2024	By:	/s/ Leighton Koehler
Name: Leighton Koehler Title: General Counsel